SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                                February 2, 2006
                                -----------------
                                (Date of Report)

                           ALANCO TECHNOLOGIES, INC.
                           -------------------------
             (Exact name of Registrant as specified in its charter)


                                    0-9347
                                   ---------
                             (Commission File No.)

                  ARIZONA                        86-0220694
         ---------------------------   ---------------------------------
        (State of other jurisdiction)  (IRS Employer Identification No.)



             15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA  85260
            -------------------------------------------------------
           (Address of Principal Executive Office)       (Zip Code)


                                 (480) 607-1010
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously safisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(    ) Written communication pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

(    ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

(    ) Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

(    ) Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting

On February 1, 2006 the Company received notification from Nasdaq granting the Company an extension until July 31, 2006, to comply with Nasdaq's $1.00 per share minimum bid price continued listing requirement.

On August 4, 2005, the Company had received notification from Nasdaq that it was not in compliance with the minimum $1.00 per share requirement and was provided 180 calendar days, or until January 31, 2006 to correct the deficiency.

Due to the Company meeting all other initial listing criteria for the Nasdaq Capital Market, Nasdaq has provided the Company with an additional 180 day period until July 31, 2006, to comply with the minimum $1.00 bid price.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 Nasdaq letter dated February 1, 2006

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2006                  ALANCO TECHNOLOGIES, INC.
                                        By: /s/John A Carlson
                                            -----------------------
                                            Chief Financial Officer